ETF5-P1 05/25

FRANKLIN TEMPLETON ETF TRUST

SUPPLEMENT DATED MAY 22, 2025

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED AUGUST 1, 2024, OF

FRANKLIN FTSE HONG KONG ETF

On May 21, 2025, the Board of Trustees of Franklin Templeton ETF Trust, on behalf of the Franklin FTSE Hong Kong ETF (the “Fund”), approved a proposal to liquidate and dissolve the Fund. The liquidation is anticipated to occur on or about July 8, 2025.

After the close of business on June 10, 2025, the Fund will no longer accept creation orders. Trading in the Fund on NYSE Arca, Inc. (NYSE Arca) will be halted prior to market open on July 2, 2025. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about July 8, 2025.

When the Fund is in the process of liquidating its portfolio, which is anticipated to commence prior to July 2, 2025, the Fund will hold cash and securities that may not be consistent with the Fund’s investment goal and strategies.

Shareholders may sell their shares of the Fund on NYSE Arca until the market close on July 1, 2025 and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. The Fund’s shares will no longer trade on NYSE Arca after market close on July 1, 2025, and the shares will be subsequently delisted. At the time the liquidation of the Fund is complete, shares of the Fund will be individually redeemed. Shareholders who do not sell their shares of the Fund before market close on July 1, 2025 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, on or about July 8, 2025.

For those shareholders with taxable accounts and for Federal, state and local income tax purposes: (a) any liquidation proceeds paid to such shareholder should generally be treated as received by such shareholder in exchange for the shareholder’s shares and the shareholder will therefore generally recognize a taxable gain or loss; and (b) in connection with the liquidation, the Fund may declare taxable distributions of its income and/or capital gain. Shareholders should consult their tax advisers regarding the effect of the Fund’s liquidation in light of their individual circumstances.

Please retain this supplement for future reference.